Exhibit 99.2

This presentation contains forward-looking statements. These statements are based on management's current views and assumptions of future events and financial performance and are subject to uncertainty and changes in circumstances. The company undertakes no responsibility for updating these statements. Readers of this presentation should understand that these statements are not guarantees of performance or results. Many factors could affect the company's actual financial results and cause them to vary materially from the expectations contained in the forward-looking statements. These factors include, among other things: availability and prices of raw materials; the impact of the accident at the Garner, North Carolina manufacturing facility, including the ultimate costs incurred and the amounts received under insurance policies; product pricing; future economic circumstances; industry conditions; the company's ability to execute its operating plans; the success of the company's innovation, marketing, and cost-savings initiatives; the competitive environment and related market conditions; operating efficiencies; the ultimate impact of the company's recalls; access to capital; actions of governments and regulatory factors affecting the company's businesses; the amount and timing of repurchases of the company's common stock, if any; and other risks described in the company's reports filed with the Securities and Exchange Commission. The company cautions readers not to place undue reliance on any forward-looking statements included in this presentation, which speak only as of the date made. Note on Forward-Looking Statements

Organization and culture Portfolio Supply Chain Innovation Marketing Sales execution Systems and processes 2006 Goal for FY09 EPS*: $1.35 - $1.40 FY09 Actual EPS*: $1.52 ConAgra Foods: 2006 turnaround game plan Focus on fundamentals: *Diluted EPS from continuing operations, excluding items impacting comparability. See Appendix A.

Execute with Excellence ConAgra Foods: 2006 turnaround game plan Share Gains Volume Growth Growing Profits Bigger / Better Innovation & Communication Simplification Lower Inventory/ Service Costs Higher Margins Stronger Base Foundation Rationalized Supply Chain Consistently Great Customer Service Higher R&D and Marketing Investment Consistent Income Growth Driven by the Top Line

ConAgra Foods: much stronger organization 2006: 2010: Transaction-oriented holding company Silos High turnover No unified mission Operators with deep CPG experience Well-wired Continuity Common goal Confidence and passion

Sustainable, profitable growth Convenient Meals Potatoes Snacks Meal Enhancers Specialty 1 2 3 4 5 Rationalized portfolio

Supply Chain: providing fuel for growth Organization wiring Talent upgrade Enterprise scale Infrastructure investment Original Goal: 2.5-3% Consumer Foods COGS Productivity/Year Long runway of savings remaining % of Consumer Foods COGS Achieved In Millions 5.4% 4.8% 5.5% 5.0% $140 $140 $150 $165 $275 $240 $300 $300 Actual Target per FY06 commitment (2.5 - 3.0% COGS)

Supply Chain productivity + Tight overhead control Insights-driven marketing/selling + Fewer, Bigger, Better Innovation Sustainable, profitable growth formula FUELS

Innovation strategies Fewer, Bigger, Better Create new insulated technology platforms Leverage external partners Work backward from price point Health and wellness leadership

Innovation: build on success

Platform innovation 8/08 8/09 2/09 6/07 6/08 1/10 FY10 Net Sales ^ $225MM FY10 Net Sales ^ $65MM More coming in June! Forecasted FY10 +2.1 SHARE POINTS

Nutritional improvement on 90% of frozen meals Reduce sodium 20% by 2015 across portfolio Renovation: improving nutrition and quality

National Grocers Association Consumer Study (2010) Prices very important to store traffic Consumers intent on saving, buying healthy and cooking smarter There is no let up in consumer's desire to save Average Retail Price per Unit ^ Price per Serving Banquet Dinners $1.04 $1.04 Banquet Pot Pies $0.71 $0.71 Chef Boyardee $1.05 / 2 servings $0.53 Snack Pack Pudding $1.10 / 4 servings $0.28 Swiss Miss Cocoa $1.24 / 10 servings $0.12 Hunt's Pasta Sauce $1.12 / 6 servings $0.19 Van Camp's Beans $0.70 / 3.5 servings $0.20 Hunt's Manwich $1.30 / 7 servings $0.19 "Value is here to stay. Period."

Banquet FY11 initiatives "So good for so little." Margin Improvement Family Serve Entrees Transformation Proven Winners $ Dinner Line Extensions New Eating Occasion Fruit Pies

New one-step cheese microwave popcorn Taps into $1B+ cheese salty snack segment Significant consumer taste preference vs. current competition Strong initial sell-in

Insight: "I'm replacing meat with more veggies in my diet." Importance of veggies evolving in consumer's diet Soy-based $50MM sales at retail Loyal user base 1% Strict Vegetarian 3% Occasional Vegetarian 10% Aspiring Vegetarian 30% Non-Vegetarian (But Meat Reducing) 56% Non-Vegetarian (Not Meat Reducing) The Pro-Veggie Consumer

Testing Lightlife veggie entrees Currently in test market Early reads positive New segment adjacency for ConAgra Foods

Centers of Excellence Insights-driven Behavior changing ROI-based Talent upgrade ConAgra Foods marketing: bar has been raised

Marketing Center of Excellence Advertising and Marketing Integration Advertising Consumer Promotion Agency Management Integrated Customer Marketing Shopper Insights Category Leadership Shopper Marketing In-store Marketing Consumer Insights Brand Insights Analytics Innovation Research Content Distribution and Word of Mouth Media Public Relations Social Media Digital Marketing Driving differentiated marketing that produces results Strategic Marketing Brand Architecture Platforms (Health & Wellness, Value, Multi-Cultural) Packaging Design

OLD Orville Redenbacher's re-design NEW Preferred 2-to-1 vs. current packaging

Hunt's re-design OLD NEW

Healthy Choice OLD NEW

This is not the Healthy Choice you Thought you knew SURPRISE! Product Showcase at-shelf Cross Category Banner placements Cart Advertising Yahoo Homepage Takeover SpokepersonWanted.com Email blasts Media In-Store Marketing innovation drives successful Healthy Choice re-launch Television Interactive Broadband Public Relations Social Media Consumer Promotion

Manwich

Key brand sales highlights

H1 FY10 vs. H1 FY09	
Orville Redenbacher's	+9%
Hunt's Tomatoes	+13%
Healthy Choice	+17%
Manwich	+6%

ConAgra Foods
Food you love

Lamb Weston net sales (in Millions) (excluding JVs and Intercompany)

Americas 66% EMEA 26% Far East 8% Worldwide sales (FY10 est.)

Sales channels (FY10 est.) Distributors & General Foodservice 38% Total Chain 35% Other 3% US Retail 10% Export 14% $2.3 Billion Revenue

Lamb Weston: major customer examples

Production lbs. per labor hour (indexed to 100) Industry leading process technology innovation Lamb Weston: great track record of productivity Consistent capital investment Consistent capital investment Fiscal Year

Sweet potato opportunity Healthier image with consumers and operators Currently only on 5% quick service restaurant menus Alexia #1 SKU: Sweet potato fries (retail) Lamb Weston sweet potato 5-yr. CAGR > 50% Advantageous Louisiana location

Andre Hawaux Consumer Foods

Building pride in Consumer Foods

Delivering results Putting the foundation in place Setting the table for future growth Pride through performance means...

Convenient Meals Potatoes Snacks Meal Enhancers Specialty 1 2 3 4 5 Strategically aligned portfolio Enhanced focus Clear priorities

Enhanced organizational & process capabilities SAP deployment Food and employee safety upgrades Significant infrastructure investment Reduced complexity Simplified customer planning

(CHART) * Continuing Operations excluding items impacting comparability. See appendix A. Delivered four quarters of operating profit growth Consumer Foods operating profit growth vs. year ago *

Delivered share growth in both units and dollars Delivered share growth in both units and dollars (CHART) Q1 Q2 Q3 Q4 Q1 Q2 09 09 09 09 10 10 Consumer Foods unit share Consumer Foods dollar share Change vs. Year Ago Change vs. Year Ago Q1 Q2 Q3 Q4 Q1 Q2 09 09 09 09 10 10

Delivered significant cost savings Cost savings ($ in millions) 5.4% 5.5% 5.0% 4.8% % of Consumer Foods COGS

Delivered improved safety record Industry Average 6.2 Total Incident Rate (TIR)

(CHART) Reduced our cash conversion cycle Number of Days Consumer Foods COGS only $66 $101 $79

Resulting in customer recognition

"ConAgra is starting to drive with strong healthy brands."

"ConAgra has solid knowledge and a variety of insights that have helped us. They are making a difference."

"ConAgra has done a great job in getting their top brands in front of the consumer – their media has been very good."

Manufacturers' Composite Cannondale Ranking

Percent of retailers ranking ConAgra Foods in the top three



7.4%
6.9%
5.8%
2007
2008
2009

Source: Cannondale Associates PowerRanking ®2009

ConAgra Foods
Food you love

And improving Supply Chain recognition

Best Supply Chain Management
Cannondale Ranking

Percent of retailers ranking ConAgra Foods in the top three



3.5%
7.1%
9.6%
2007
2008
2009

"ConAgra has stepped up the game in supply chain – they are top ranked in most aspects."

Source: Cannondale Associates PowerRanking ®2009

ConAgra Foods
Food you love

Sales Excellence Pricing Architecture Category Management Joint Customer Planning Setting the table to grow with our customers

Pricing architecture based on ... Consumer insights Consumer value defined thresholds Clearly defined promoted margin boundaries Recommended price gaps to relevant competition Proactive margin management Price elasticity defined depth of discount

Pricing architecture example *Price gap is non-promoted price vs. private label, FDMx Recommended Target Gap Actual Gap Base Unit Velocity Base Unit Share Dollar Share Ro*Tel 10 oz $0.49 + +11.4% +0.6 pt +0.7 pt

Shopper insights are the currency for customer partnerships Joint customer planning Seasons of Mom Cocooning, Regroup, Relax, Catch Up Renew, Refresh, Rebirth Freedom, No Rules, No Schedules, Mom's Favorite New routines are steady... the calm before the storm Overwhelmed, Stressed, New Routines Obligations in a good way... Extended Family... Parties

October Fling Joint customer planning in action The return on shopper insights is strong targeted customer execution Hebrew National +44% Orville +23% Reddi-wip +10% All measurements are based on unit sales vs. October Year Ago

S P A C E Program Simplifying Product Assortment and Creating Efficiency Category Management

Category Management put into practice Issue #1: Difficult to shop Issue #2: High out-of-stocks Issue #3: More feature & display S P A C E Program Solving key issues in the tomato portfolio

4ft 4ft 4ft Category Management learnings and insights Recommended Canned Tomato Shelf Set Spicy Diced Paste Diced Puree/All Other Stewed Flavors Stewed Whole Flavored Whole Crushed Flavored Crushed Sauce

Sales excellence is driving growth Pricing Architecture Category Management Joint Customer Planning Total Points of Distribution Percent Change vs. Year Ago Source: IRI FDMX

Supply Chain Setting the table for future growth Demand Driven Supply Chain Complexity Reduction Plant Optimization SAP Value Extraction

Supply Chain improving - opportunities remain 5,200 78 days 1,050 2.4 60% FY2008 FY2010 Industry Avg. Number of SKUs 4,600 3,500 Cash Conversion Cycle 66 days 52 days Miles 950 650 Touches 2.3 1.7 Overall Equipment Effectiveness 67.4% 80%

Early program successes 90% process reliability (OEE) Breakdowns reduced 40% Material scrap cut 68% Zero total incident rate (safety) 33% reduction in trays/cartons Improved shelf-set utilization Perfect pallet - 1MM miles eliminated 430 SKUs rationalized ( 20+%) 60+% volume substitutable Inventory reduced $32MM Active SKU Management Tray Packaging Complexity Popcorn Model Plant

Supply Chain - changing the game Complexity Reduction Plant Optimization SAP Value Extraction Demand Driven Supply Chain Top Line Growth Improve Return on Assets Improve Operating Margins Business Imperatives Strategic Programs

Plant Optimization Demand Driven Supply Chain Complexity Reduction SAP Value Extraction Supply Chain program deliverables Supplier Collaboration Lean Plant Run Strategy Retailer Collaboration Active SKU Management Product Design-to-Value Material/ Vendor optimization OEE Improvement Material waste reduction Asset modernization New systems enablement Process Optimization Material Total Cost of Ownership reduction Cycle Stock Inventory reduction Demand shaping optimization 30% SKU Complexity reduction Gross margin expansion Material Standardization 67% to 80% 45% yield loss reduction Rate/ Staffing/OEE Value Savings enablement Supplier/Customer Collaboration Transactional efficiency Program Levers Deliverables

Consumer Foods COGS only Strong forecast for Supply Chain savings FY11 - FY13 Strategic Planning Horizon Projected cost savings $275 million each of the next 3 years 15-day reduction in cash conversion cycle $300 million reduction in working capital

Building Pride through Performance We are aligned strategically We are organized to win We have built a strong foundation We are delivering consistent results We have set the table for future growth

John Gehring Financial Priorities and Outlook

Financial priorities for sustainable, profitable growth Growing cash flows Healthy balance sheet and strong liquidity High-return capital allocation

Growing cash flows Operating Cash Flow Target Operating Cash Flows ^ $1.2 to $1.4 billion per year for the next 3 years Earnings growth Working capital efficiency

EPS: Long-term EPS* growth of 8 to 10% Working capital Cash generation averaging $100MM/yr, FY11-13 Capital expenditures $450MM to $475MM/yr FY11-13 Shift from infrastructure to growth and cost reduction Growing cash flows: outlook *EPS guidance discussed in this presentation is based on diluted EPS from continuing operations, excluding items impacting comparability. The inability to predict the timing and amount of future items impacting comparability makes a detailed reconciliation of projections impracticable. Target Operating Cash Flows ^ $1.2 to $1.4 billion per year for the next 3 years

Key cash flow assumptions: inflation Inflation trending upward in CY10 FY10 - Manageable input cost levels Planning for net low single-digit impact after considering pass-through categories, such as cooking oil Increases in packaging and vegetables, offset by favorability in edible oils, energy and grains FY11 - Moderate inflation pressure returning Pressure on ingredient commodities (edible oils, proteins, dairy and sweeteners), packaging and energy Flat or moderating trends on vegetables and grains

Sustained Supply Chain savings in Consumer Foods Cumulative ^ $1.1 billion+ since the beginning of FY07 FY2010: Ahead of expectations at approximately $300MM Continued progress in FY11-13: Targeting $275MM/yr Effective margin management in Commercial Foods Selling, general and administrative cost Zero overhead growth culture Key cash flow assumptions: cost savings

Strong investment grade credit rating Strong liquidity, improved financial flexibility Nearly $500MM of cash at end of Q2 FY10 Continued access to commercial paper markets Manageable debt maturities $1.5 billion revolving credit facility in place through December 2011 Approximately $600MM of PIK notes receivable due over next 30 months Healthy balance sheet and strong liquidity FY08 FY09 FY10 Est. Debt-to-Equity 42.8% 42.5% 41.1% Debt/EBITDA 3.2x 2.4x 2 - 2.2x

Capital allocation: priorities Dividend payout attractive among peer set: top tier Growth and profit enhancement investments New product and capacity expansion - e.g., Sweet Potatoes Bolt-on acquisitions Share repurchase $500MM program announced today

*All EPS amounts are from continuing operations, excluding items impacting comparability. See Appendix A. Full year outlook* Confirming full FY10 EPS* guidance of approaching $1.73 ^ $0.83 in second half Consumer Foods segment: very strong performance driven by very good fundamentals Commercial Foods segment: successfully managing through a challenging economic environment Cash flows from operating activities of approximately $1.3 billion

*EPS and ROIC guidance discussed in this presentation excludes items impacting comparability. EPS guidance is based on diluted EPS from continuing operations, excluding items impacting comparability. The inability to predict the timing and amount of future items impacting comparability makes a detailed reconciliation of projections impracticable. Long-term goals Sales growth of 3 to 4% per year EPS* growth of 8 to 10% per year Margin improvement driven by cost savings, concentrated in Consumer Foods Supply Chain Continued strong performance in Commercial Foods Strong operating cash flows to fund investments Earnings growth Base working capital reductions of $300MM over the next three years (avg. $100MM/yr) ROIC* approaching 13-14%

Summary Focus: strong cash flow, healthy balance sheet and liquidity, and high-return capital allocation Cash flow expected to support strong dividend and investments to drive sustainable business model FY10 EPS* on track Committed to EPS* growth of 8 to 10% long-term *EPS guidance is based on diluted EPS from continuing operations, excluding items impacting comparability.

Appendix A: Fiscal Regulation G Q1 FY10 Q2 FY10 Q3 & Q4 FY10 Fiscal Year Total Diluted EPS from continuing operations $ 0.37 $ 0.55 Items impacting comparability*: (Benefit) / Expense related to mark-to-market impact of derivatives 0.01 (0.01) ** ** (Benefit) / Expense of lower than planned effective tax rate (0.02) ** ** Diluted EPS excluding items impacting comparability $ 0.38 $ 0.52 Approaching $0.83 total Approaching $1.73 total Fiscal 2010 EPS Reconciliation for Regulation G purposes * Items impacting comparability are each rounded to the nearest penny. ** The timing and amount of items impacting comparability cannot be determined at this time.

Appendix A: Fiscal Regulation G FY 09 Total FY 09 Total Diluted EPS from continuing operations $ 1.42* Items impacting comparability**: Expense related to early retirement of debt $ 0.07 Gain on sale of Pemmican brand $ (0.02) Expense related to restructuring charges, continuing operations $ 0.02 Expense related to resolution of peanut butter legal matters $ 0.03 (Benefit) of lower than planned effective tax rate $ (0.02) Diluted EPS excluding items impacting comparability (rounded) $ 1.50 Adjustment for Rounding $ 0.02 Diluted EPS excluding items impacting comparability (rounded) $ 1.52 *Diluted EPS from continuing operations are calculated independently for each quarter. Accordingly, the sum of the quarterly diluted EPS amounts may not equal to total year. **Items impacting comparability reflect the sum of the quarterly amounts, which are rounded to the nearest penny each quarter. FY09 EPS Reconciliation for Regulation G Purposes

Appendix A: Fiscal Regulation G

Consumer Foods segment operating profit exclusive of items impacting comparability

(Dollars in millions)	Q2 FY10	Q2 FY09	Year-over-year % change
Consumer Foods Segment Operating Profit	$ 330	$ 251	31%
No items impacting comparability	–	–	
Consumer Foods Segment Operating Profit	$ 330	$ 251	31%
(Dollars in millions)	Q1 FY10	Q1 FY09	Year-over-year % change
Consumer Foods Segment Operating Profit	$ 250	$ 186	34%
Restructuring charges	–	8	
Gain on Sale of *Pemmican*	–	(19)	
Consumer Foods Segment Adjusted Operating Profit	$ 250	$ 175	43%
(Dollars in millions)	Q4 FY09	Q4 FY08	Year-over-year % change
Consumer Foods Segment Operating Profit	$ 267	$ 177	51%
Restructuring charges	–	17	
Consumer Foods Segment Operating Profit	$ 267	$ 194	38%
(Dollars in millions)	Q3 FY09	Q3 FY08	Year-over-year % change
Consumer Foods Segment Operating Profit	$ 245	$ 219	12%
Restructuring charges	–	14	
Consumer Foods Segment Operating Profit	$ 245	$ 233	5%

ConAgra Foods
Food you love